Exhibit 99.1

Protolabs Reports Financial Results for the Third Quarter 2020

Third Quarter 2020 Revenue of $107.5 million

Third Quarter 2020 GAAP EPS of $0.55, Non-GAAP EPS of $0.67

MAPLE PLAIN, Minn. – October 29, 2020 – Proto Labs, Inc. (NYSE: PRLB), a leading online and technology-enabled, quick-turn, on-demand manufacturer, today announced financial results for the third quarter ended September 30, 2020.

Third Quarter 2020 Highlights include:

●

Revenue for the third quarter of 2020 was $107.5 million, representing an 8.5 percent decrease compared to revenue of $117.5 million in the third quarter of 2019, and a sequential increase of 0.9% over the second quarter of 2020.

●	GAAP net income for the third quarter of 2020 was $14.7 million, or $0.55 per diluted share.
●	Non-GAAP net income was $17.9 million, or $0.67 per diluted share in the third quarter. See “Non-GAAP Financial Measures” below.

“We delivered third quarter revenue and non-GAAP earnings per share above expectations driven by improved productivity and disciplined cost management,” said Vicki Holt, President and Chief Executive Officer of Protolabs. “As the challenges and uncertainty of 2020 continue, we are focused on executing the areas in our control while continuing to invest in our future. Our new Protolabs 2.0 ecommerce digital manufacturing platform will go live in Europe in November, followed by a US debut in the first quarter of 2021. Our new platform will enhance our already strong customer experience and extend our position as the leader in digital manufacturing.”

Additional Third Quarter 2020 Highlights include:

●	Gross margin was 50.8 percent of revenue for the third quarter of 2020, up from 49.2 percent for the second quarter of 2020.
●	Operating expenses were $37.0 million or 34.4 percent of revenue for the third quarter of 2020, down from $38.1 million or 35.8 percent of revenue in the second quarter of 2020.
●	GAAP operating margin was 16.4 percent of revenue during the third quarter of 2020, up from 13.5 percent for the second quarter of 2020.
●	Non-GAAP operating margin was 20.8 percent of revenue during the third quarter of 2020, compared to 17.6 percent for the second quarter of 2020. See “Non-GAAP Financial Measures” below.
●	Adjusted EBITDA margins were 27.9% in the third quarter of 2020, compared to 27.5% in the third quarter of 2019.
●	The company generated $29.0 million in cash from operations during the third quarter of 2020, compared to $31.0 million in second quarter 2020.
●	Our cash and marketable securities balance exceeded $200.0 million at the end of the third quarter.

“Our increased focus and execution on managing costs resulted in significant sequential margin improvement in the third quarter,” said John Way, Chief Financial Officer. “Protolabs’ digital manufacturing model continues to produce very strong cash flows even with the challenges presented in 2020, allowing us to reinvest in our business and position us to capitalize on the opportunities as the economy continues its gradual recovery.”

Non-GAAP Financial Measures

The company has included non-GAAP revenue growth that excludes the impact of changes in foreign currency exchange rates (collectively, “non-GAAP revenue growth”). Management believes these metrics are useful in evaluating the underlying business trends and ongoing operating performance of the company.

The company has included earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA, adjusted for stock-based compensation expense and unrealized (gain) loss on foreign currency (collectively, “Adjusted EBITDA”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has included non-GAAP operating margin, adjusted for stock-based compensation expense and amortization expense (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has included non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, and unrealized (gain) loss on foreign currency (collectively, “non-GAAP net income”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has provided below reconciliations of GAAP to non-GAAP net income, non-GAAP operating margin, non-GAAP revenue growth and Adjusted EBITDA, the most directly comparable measures calculated and presented in accordance with GAAP. These non-GAAP measures are used by the company’s management and board of directors to understand and evaluate operating performance and trends and provide useful measures for period-to-period comparisons of the company’s business. Accordingly, the company believes that these non-GAAP measures provide useful information to investors and others in understanding and evaluating operating results in the same manner as our management and board of directors.

Conference Call

The company has scheduled a conference call to discuss its third quarter 2020 financial results and financial guidance today, October 29, 2020 at 8:30 a.m. EDT. To access the call in the U.S. please dial 877-709-8150 or outside the U.S. dial 201-689-8354 at least five minutes prior to the 8:30 a.m. EDT start time. No participant code is required. A simultaneous webcast of the call, and accompanying presentations will be available via the investor relations section of the Protolabs website and the following link: https://edge.media-server.com/mmc/p/hpno43bk. A replay will be available for 14 days following the call on the investor relations section of the Protolabs website.

About Protolabs

Protolabs is a leading digital manufacturing source for rapid prototyping and on-demand production. The company produces custom parts and assemblies in as fast as one day with automated 3D printing, CNC machining, sheet metal fabrication, and injection molding processes. Its digital approach to manufacturing enables accelerated time to market, reduces development and production costs, and minimizes risk throughout the product life cycle. Visit protolabs.com for more information.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical or current facts are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Protolabs to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are described in the “Risk Factors” section within reports filed with the SEC. Other unknown or unpredictable factors also could have material adverse effects on Protolabs’ future results. The forward-looking statements included in this press release are made only as of the date hereof. Protolabs cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Protolabs expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

Source: Proto Labs, Inc.

Investor Relations Contact:
Protolabs
Dan Schumacher, 763-479-7240
Director of Investor Relations
daniel.schumacher@protolabs.com

or

Media Contact:
Protolabs

Will Martin, 763-479-7719

Sr. Marketing Communications Manager

will.martin@protolabs.com

Proto Labs, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	September 30,	December 31,
	2020	2019
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$118,254	$125,225
Short-term marketable securities	30,993	35,437
Accounts receivable, net	61,250	57,450
Inventory	10,402	10,075
Income taxes receivable	16	-
Prepaid expenses and other current assets	10,198	8,232
Total current assets	231,113	236,419

Property and equipment, net	281,895	263,712
Goodwill	128,752	128,752
Other intangible assets, net	15,107	17,369
Long-term marketable securities	51,369	12,960
Operating lease assets	10,485	11,425
Finance lease assets	2,087	-
Other long-term assets	5,318	3,030
Total assets	$726,126	$673,667

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$15,452	$16,804
Accrued compensation	13,539	15,058
Accrued liabilities and other	19,047	11,057
Current operating lease liabilities	3,330	3,340
Current finance lease liabilities	325	-
Income taxes payable	-	1,322
Total current liabilities	51,693	47,581

Long-term operating lease liabilities	8,003	8,565
Long-term finance lease liabilities	1,758	-
Long-term deferred tax liabilities	32,849	26,283
Other long-term liabilities	6,002	5,448

Shareholders' equity	625,821	585,790
Total liabilities and shareholders' equity	$726,126	$673,667

Proto Labs, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Revenue
Injection Molding	$53,257	$55,167	$165,927	$165,935
CNC Machining	33,115	40,219	99,760	116,979
3D Printing	16,294	15,898	46,478	45,644
Sheet Metal	3,988	5,280	14,306	15,777
Other	850	891	2,716	2,504
Total revenue	107,504	117,455	329,187	346,839

Cost of revenue	52,861	57,839	163,988	168,127
Gross profit	54,643	59,616	165,199	178,712

Operating expenses
Marketing and sales	16,705	17,604	51,821	55,466
Research and development	7,915	8,359	25,550	24,541
General and administrative	12,354	12,380	38,983	38,411
Total operating expenses	36,974	38,343	116,354	118,418
Income from operations	17,669	21,273	48,845	60,294
Other income, net	728	228	2,549	1,566
Income before income taxes	18,397	21,501	51,394	61,860
Provision for income taxes	3,700	4,709	10,106	13,391
Net income	$14,697	$16,792	$41,288	$48,469

Net income per share:
Basic	$0.55	$0.63	$1.54	$1.80
Diluted	$0.55	$0.62	$1.54	$1.79

Shares used to compute net income per share:
Basic	26,736,709	26,846,030	26,724,715	26,894,420
Diluted	26,886,433	27,005,341	26,861,647	27,072,873

Proto Labs, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine Months Ended
	September 30,
	2020	2019
Operating activities
Net income	$41,288	$48,469
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	23,891	22,658
Stock-based compensation expense	10,617	9,738
Deferred taxes	6,578	1,599
Amortization of held-to-maturity securities	202	(5)
Other	(865)	(133)
Changes in operating assets and liabilities	664	1,453
Net cash provided by operating activities	82,375	83,779

Investing activities
Purchases of property, equipment and other capital assets	(40,489)	(46,151)
Purchases of other assets and investments	(3,000)	(4,000)
Purchases of marketable securities	(90,596)	(17,443)
Proceeds from maturities of marketable securities	56,428	54,352
Net cash used in investing activities	(77,657)	(13,242)

Financing activities
Proceeds from exercises of stock options and other	5,674	2,486
Purchases of shares withheld for tax obligations	(3,367)	(2,420)
Repurchases of common stock	(14,686)	(33,521)
Net cash used in financing activities	(12,379)	(33,455)
Effect of exchange rate changes on cash and cash equivalents	690	(560)
Net (decrease) increase in cash and cash equivalents	(6,971)	36,522
Cash and cash equivalents, beginning of period	125,225	85,046
Cash and cash equivalents, end of period	$118,254	$121,568

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Net Income per Share
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Non-GAAP net income, adjusted for stock-based compensation expense, amortization expense and unrealized (gain) loss on foreign currency
GAAP net income	$14,697	$16,792	$41,288	$48,469
Add back:
Stock-based compensation expense	3,945	3,212	10,617	9,738
Amortization expense	754	859	2,262	2,593
Unrealized (gain) loss on foreign currency	(84)	449	(1,020)	391
Total adjustments [1]	4,615	4,520	11,859	12,722
Income tax benefits on adjustments [2]	(1,368)	(882)	(3,030)	(2,875)
Non-GAAP net income	$17,944	$20,430	$50,117	$58,316

Non-GAAP net income per share:
Basic	$0.67	$0.76	$1.88	$2.17
Diluted	$0.67	$0.76	$1.87	$2.15

Shares used to compute non-GAAP net income per share:
Basic	26,736,709	26,846,030	26,724,715	26,894,420
Diluted	26,886,433	27,005,341	26,861,647	27,072,873

[1] Stock-based compensation expense, amortization expense and unrealized (gain) loss on foreign currency were included in the following GAAP consolidated statement of operations categories:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019

Cost of revenue	$989	$872	$2,788	$2,402

Marketing and sales	865	760	2,233	1,923
Research and development	638	560	1,766	1,486
General and administrative	2,207	1,879	6,092	6,520
Total operating expenses	3,710	3,199	10,091	9,929

Other income, net	(84)	449	(1,020)	391
Total adjustments	$4,615	$4,520	$11,859	$12,722

[2] For the three and nine-month periods ended September 30, 2020 and 2019, income tax effects were calculated using the effective tax rate for the relevant jurisdictions. Our non-GAAP tax rates differ from our GAAP tax rates due primarily to the mix of activity incurred in domestic and foreign tax jurisdictions and removing effective tax rate benefits from stock-based compensation activity in the quarter.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin
(In thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Revenue	$107,504	$117,455	$329,187	$346,839
Income from operations	17,669	21,273	48,845	60,294
GAAP operating margin	16.4%	18.1%	14.8%	17.4%
Add back:
Stock-based compensation expense	3,945	3,212	10,617	9,738
Amortization expense	754	859	2,262	2,593
Total adjustments	4,699	4,071	12,879	12,331
Non-GAAP income from operations	$22,368	$25,344	$61,724	$72,625
Non-GAAP operating margin	20.8%	21.6%	18.8%	20.9%

Proto Labs, Inc.
Reconciliation of GAAP Net Income to EBITDA and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
GAAP net income	$14,697	$16,792	$41,288	$48,469
Amortization expense	754	859	2,262	2,593
Depreciation expense	7,282	6,820	21,629	20,066
Interest income, net	(255)	(489)	(1,183)	(1,535)
Tax expense	3,700	4,709	10,106	13,391
EBITDA	26,178	28,691	74,102	82,984
Add back:
Stock-based compensation expense	3,945	3,212	10,617	9,738
Unrealized (gain) loss on foreign currency	(84)	449	(1,020)	391
Total adjustments	3,861	3,661	9,597	10,129
Adjusted EBITDA	$30,039	$32,352	$83,699	$93,113

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth
(In thousands)
(Unaudited)

	Three Months Ended September 30, 2020			Three Months Ended September 30, 2019%		% Change Constant
	GAAP	Adjustments[1]	Non-GAAP	GAAP	Change[2]	Currencies[3]
Revenues
United States	$85,608	$-	$85,608	$92,916	(7.9)	(7.9)
Europe	18,897	(828)	18,069	20,721	(8.8)	(12.8)
Japan	2,999	(36)	2,963	3,818	(21.5)	(22.4)
Total Revenue	$107,504	$(864)	$106,640	$117,455	(8.5)	(9.2)

	Nine Months Ended September 30, 2020			Nine Months Ended September 30, 2019%		% Change Constant
	GAAP	Adjustments[1]	Non-GAAP	GAAP	Change[2]	Currencies[3]
Revenues
United States	$262,507	$-	$262,507	$271,877	(3.4)	(3.4)
Europe	56,413	237	56,650	62,915	(10.3)	(10.0)
Japan	10,267	(153)	10,114	12,047	(14.8)	(16.0)
Total Revenue	$329,187	$84	$329,271	$346,839	(5.1)	(5.1)

[1] Revenue for the three and nine-month periods ended September 30, 2020 has been recalculated using 2019 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.

[2] This column presents the percentage change from GAAP revenue for the three and nine-month periods ended September 30, 2019 to GAAP revenue for the three and nine-month periods ended September 30, 2020.

[3] This column presents the percentage change from GAAP revenue for the three and nine-month periods ended September 30, 2019 to non-GAAP revenue for the three and nine-month periods ended September 30, 2020 (as recalculated using the foreign currency exchange rates in effect during the three- and nine-month periods ended September 30, 2019) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Product Developer Information
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Unique product developers and engineers served	18,796	21,471	37,504	40,791